                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 8, 1997


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-7882                     94-1692300
          --------                    ------                     ----------
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


            One AMD Place,
            P.O. Box 3453
            Sunnyvale, California                 94088-3453
----------------------------------------          ----------
(address of principal executive offices)          (Zip Code)


Registrant's telephone number,
including area code:                              (408) 732-2400
                                                   -------------

Item 5.  Other Events.
-------  -------------

          On July 8, 1997, Advanced Micro Devices, Inc. (the Company) announced its second quarter revenues. The Company reported sales of $594,561,000 for its second quarter, ended June 29, 1997. Net income amounted to $9,968,000, or $0.07 per common share, fully diluted. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(c)  Exhibits:

          99  Press release dated July 8, 1997

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ADVANCED MICRO DEVICES, INC.
                                   (Registrant)



Date:  July 16, 1997        By: /s/ Geoff Ribar
                                -----------------------
                                  Geoff Ribar
                                  Vice President
                                  Corporate Controller

                                 Exhibit Index
                                 -------------


Exhibit Number   Exhibit
--------------   -------

          99      Press release dated July 8, 1997

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                 Quarters Ended                  Six Months Ended
                                                   (Unaudited)                     (Unaudited)
--------------------------------------------------------------------------------------------------------
                                  June 29,         March 30,      June 30,      June 29,       June 30,
                                    1997             1997           1996          1997           1996
--------------------------------------------------------------------------------------------------------

NET SALES                         $594,561       $551,999         $455,077      $1,146,560    $  999,289

Cost of sales                      372,266        349,076          379,779         721,342       748,514
Research and development           110,021        104,908           92,768         214,929       187,548
Marketing, general and
  administrative                   102,983         94,519           83,063         197,502       186,074
--------------------------------------------------------------------------------------------------------
                                   585,270        548,503          555,610       1,133,773     1,122,136
--------------------------------------------------------------------------------------------------------
Operating income (loss)              9,291          3,496         (100,533)         12,787      (122,847)

Interest income and other, net       9,718         13,322           23,039          23,040        51,098
Interest expense                    (9,958)        (9,410)          (1,812)        (19,368)       (3,793)
--------------------------------------------------------------------------------------------------------
Income (loss) before income taxes
  and equity in joint venture        9,051          7,408          (79,306)         16,459       (75,542)
Provision (benefit) for income
  taxes                              2,630          2,148          (31,723)          4,778       (31,723)
--------------------------------------------------------------------------------------------------------
Income (loss) before equity
  in joint venture                   6,421          5,260          (47,583)         11,681       (43,819)

Equity in net income of
  joint venture                      3,547          7,691           12,911          11,238        34,474
--------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) APPLICABLE      $  9,968       $ 12,951         $(34,672)     $   22,919    $   (9,345)
   TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) PER COMMON
  SHARE
- Primary                         $   0.07       $   0.09         $  (0.26)     $     0.16    $    (0.07)
- Fully diluted                   $   0.07       $   0.09         $  (0.26)     $     0.16    $    (0.07)
--------------------------------------------------------------------------------------------------------
Shares used in per share
  calculation
- Primary                          147,919        146,751          135,266         147,335       134,487
- Fully diluted                    147,919        147,322          135,266         147,621       134,487
--------------------------------------------------------------------------------------------------------

ADVANCED MICRO DEVICES, INC.                   INFORMATION ONLY
--------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(INCLUDES PRE-TAX FASL INVESTMENT EQUITY INCOME IN OPERATING INCOME (LOSS))
--------------------------------------------------------------------------------
(THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                              Quarters Ended                      Six Months Ended
                                                (Unaudited)                         (Unaudited)
-------------------------------------------------------------------------------------------------------
                                     June 29,     March 30,   June 30,         June 29,       June 30,
                                       1997         1997        1996             1997           1996
-------------------------------------------------------------------------------------------------------
 NET SALES                            $594,561    $551,999    $455,077        $1,146,560     $  999,289

 Cost of sales                         372,266     349,076     379,779           721,342        748,514
 Income from equity
   investment in FASL                   (7,256)    (12,482)    (19,863)          (19,738)       (53,037)
 Research and development              110,021     104,908      92,768           214,929        187,548
 Marketing, general and
   administrative                      102,983      94,519      83,063           197,502        186,074
-------------------------------------------------------------------------------------------------------
                                       578,014     536,021     535,747         1,114,035      1,069,099
-------------------------------------------------------------------------------------------------------
 Operating income (loss)                16,547      15,978     (80,670)           32,525        (69,810)

 Interest income and other, net          9,718      13,322      23,039            23,040         51,098
 Interest expense                       (9,958)     (9,410)     (1,812)          (19,368)        (3,793)
-------------------------------------------------------------------------------------------------------

 Income (loss) before income taxes      16,307      19,890     (59,443)           36,197        (22,505)
 Provision (benefit) for income
   taxes                                 2,630       2,148     (31,723)            4,778        (31,723)
 Provision for taxes on equity
   income in FASL                        3,709       4,791       6,952             8,500         18,563
-------------------------------------------------------------------------------------------------------
 NET INCOME (LOSS) APPLICABLE
   TO COMMON STOCKHOLDERS             $  9,968    $ 12,951    $(34,672)       $   22,919     $   (9,345)
-------------------------------------------------------------------------------------------------------
 NET INCOME (LOSS) PER COMMON
   SHARE
 - Primary                            $   0.07    $   0.09    $  (0.26)       $     0.16     $    (0.07)
 - Fully diluted                      $   0.07    $   0.09    $  (0.26)       $     0.16     $    (0.07)
-------------------------------------------------------------------------------------------------------
 Shares used in per share
   calculation
 - Primary                             147,919     146,751     135,266           147,335        134,487
 - Fully diluted                       147,919     147,322     135,266           147,621        134,487
-------------------------------------------------------------------------------------------------------

 * The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED BALANCE SHEETS
(THOUSANDS)

                                                          June 29,  December 29,
                                                            1997        1996
                                                        (Unaudited)   (Audited)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Current assets:
   Cash, cash equivalents and short-term investments    $  543,015  $  386,198
   Accounts receivable, net                                314,101     220,028
   Inventories                                             162,614     154,010
   Deferred income taxes                                   139,014     140,850
   Prepaid expenses and other current assets                50,358     127,991
--------------------------------------------------------------------------------
        Total current assets                             1,209,102   1,029,077

   Property, plant and equipment, net                    1,908,676   1,787,402
   Investment in joint venture                             207,410     197,205
   Other assets                                            146,543     131,599
--------------------------------------------------------------------------------
                                                        $3,471,731  $3,145,283
================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------
Current liabilities:
   Notes payable to banks                               $   12,000  $   14,692
   Accounts payable                                        239,270     224,139
   Accrued compensation and benefits                        76,877      66,745
   Accrued liabilities                                     114,216     103,436
   Income tax payable                                       34,341      51,324
   Deferred income on shipments to distributors             90,897      95,466
   Current portion of long-term debt and capital
     lease obligations                                      31,847      27,671
--------------------------------------------------------------------------------
        Total current liabilities                          599,448     583,473

Deferred income taxes                                      102,452      95,102
Long-term debt and capital lease obligations,
  less current portion                                     679,284     444,830

Stockholders' equity:
   Capital stock:
     Common stock, par value                                 1,410       1,380
   Capital in excess of par value                        1,009,344     957,226
   Retained earnings                                     1,079,793   1,063,272
--------------------------------------------------------------------------------
        Total stockholders' equity                       2,090,547   2,021,878
--------------------------------------------------------------------------------
                                                        $3,471,731  $3,145,283
================================================================================

                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
PRODUCT LINE BREAKDOWN                Q2 '97                Q1 '97                 Q2 '96
----------------------        % OF SALES  REVENUE   % OF SALES  REVENUE    % OF SALES  REVENUE
                              ----------  -------   ----------  -------    ----------  -------
--------------------------------------------------------------------------------------------------
Communications Group
(CPD, LPD, NPD)                    31     $  183M         31    $  171M        35      $  159M

Vantis (PLD)                       10         57M         13        69M        13          62M

Memory Group (MG)                  30        181M         33       184M        37         167M

Computation Products Group
(CMD, PPD, TMD)                    29        174M         23       128M        15          67M
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

OTHER DATA                            Q2 '97                Q1 '97                 Q2 '96
----------                            ------                ------                 ------
--------------------------------------------------------------------------------------------------
Depreciation
and Amortization                      $  94M                $  89M*                $  91M

Capital Additions                       160M                  151M*                  110M

Headcount                             12,355                12,025                 12,535
--------------------------------------------------------------------------------------------------
International Sales                       54%                   56%                    53%


* Restated from Q1 '97